                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 3, 1999, included in the Annual Report on Form 10KSB of Eufaula Bancorp, Inc. and subsidiaries for the year ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration Statement.



                              /s/ Mauldin & Jenkins, LLC
                              --------------------------
                              Mauldin & Jenkins, LLC



Albany, Georgia
June 25, 1999